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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 April 20, 1998
                       -------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                             PCA INTERNATIONAL, INC.
             ---------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


            North Carolina                0-8550              56-0888429
--------------------------------------------------------------------------------
      (State or Other Jurisdiction     (Commission         (I.R.S. Employer
           of Incorporation)           File Number)       Identification No.)



                           815 Matthews-Mint Hill Road
                         Matthews, North Carolina 28105
--------------------------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                   (Zip Code)

                                (704) 847-8011
              --------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
             ---------------------------------------------------
                         (Former Name or Former Address,
                          if Changed since Last Report)


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Item 5.  Other Events.

      On April 20, 1998, the Registrant signed a merger agreement with Jupiter Acquisition Corp. On April 21, 1998 the Registrant issued a press release describing the transaction. The Registrant hereby incorporates by reference the Agreement and Plan of Merger attached hereto as Exhibit 2.1 and the press release attached hereto as Exhibit 99.1, each made a part hereof, into this Item 5.

Item 7.  Financial Statements and Exhibits

      (c)  Exhibits:

      2.1 Agreement and Plan of Merger dated as of April 20, 1998 by and between PCA International, Inc. and Jupiter Acquisition Corp.

      99.1  Press Release, dated April 21, 1998


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PCA INTERNATIONAL, INC.



                                       By: /s/ John Grosso
                                          ---------------------
                                           John Grosso
                                           President

Dated:  April 22, 1998







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                                  EXHIBIT INDEX


Exhibit
-------

      2.1 Agreement and Plan of Merger dated as of April 20, 1998 by and between PCA International, Inc. and Jupiter Acquisition Corp.

      99.1  Press Release dated April 21, 1998